UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

DISCOVERY PARTNERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9640 Towne Centre Drive San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 455-8600

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On March 31, 2005, Discovery Partners International, Inc. entered into an employment agreement with Michael C. Venuti, Ph.D. to be our Chief Scientific Officer.  This agreement is for an indefinite term and may be terminated by Dr. Venuti or us at any time, with or without cause.  Dr. Venuti’s employment agreement provides that he will receive an initial annual base salary of not less than $351,500 and will be eligible to earn an annual bonus in an amount up to 35% of his annual base salary as determined by our Board of Directors.    A copy of Dr. Venuti’s employment agreement is filed as Exhibit 10.1 to this Form 8-K, the contents of which are incorporated herein by reference.

In connection with Dr. Venuti’s employment agreement, the Company awarded Dr. Venuti a restricted stock grant, subject to board approval, for 200,000 shares of the Company’s common stock pursuant to the Company’s 2000 Stock Incentive Plan.  The restricted stock will vest at the end of five years from the grant date subject to acceleration of vesting as follows:

(a) 25% of such stock grant shall vest upon the completion of 5 years of service (“Vesting Period”) following March 31, 2005, provided, however, that in the event the closing stock price exceeds $5.20 per share for any 30 consecutive calendar days during the Vesting Period, such portion of the stock grant shall vest upon the later of: i) March 31, 2006, or ii) the first such time that the closing stock price has exceeded $5.20 per share for 30 consecutive calendar days during the Vesting Period.

(b) 25% of such stock grant shall vest upon the completion of the Vesting Period, provided, however, that in the event the closing stock price exceeds $7.20 per share for any 30 consecutive calendar days during the Vesting Period, such portion of the stock grant shall vest upon the later of: i) March 31, 2007, or ii) the first such time that the closing stock price has exceeded $7.20 per share for 30 consecutive calendar days during the Vesting Period.

(c) 25% of such stock grant shall vest upon the completion of the Vesting Period, provided, however, that in the event the closing stock price exceeds $9.20 per share for any 30 consecutive calendar days during the Vesting Period, such portion of the stock grant shall vest upon the later of: i) March 31, 2008, or ii) the first such time that the closing stock price has exceeded $9.20 per share for 30 consecutive calendar days during the Vesting Period.

(d) 25% of such stock grant shall vest upon the completion of the Vesting Period, provided, however, that in the event the closing stock price exceeds $11.20 per share for any 30 consecutive calendar days during the Vesting Period, such portion of the stock grant shall vest upon the later of: i) March 31, 2009, or ii) the first such time that the closing stock price has exceeded $11.20 per share for 30 consecutive calendar days during the Vesting Period.

A copy of the form of stock issuance grant notice and stock issuance agreement are filed as Exhibits 10.2 and 10.3, respectively, to this Form 8-K, the contents of which are incorporated herein by reference.

In connection with Dr. Venuti’s employment, we entered into a change in control agreement with Dr. Venuti.  In the event of both a change in control and termination of Dr. Venuti’s employment (either by us without cause or by the officer for good reason) either before, and in connection with, the change in control or within 365 days after the change in control, Dr. Venuti will be entitled to a severance payment equal to his average bonus for the three prior full calendar years of employment with the Company multiplied by the number of days in the calendar year through the date of termination divided by 365 and the greater of 100% of Dr. Venuti’s annual base salary in effect immediately prior to the change in control of the Company or Dr. Venuti’s annual base salary in effect at the time notice of termination is given.  Additionally, the vesting of Dr. Venuti’s award made under the 2000 Stock Incentive Plan, as well as any unvested shares of our common stock acquired pursuant to that Plan, will be treated as if Dr. Venuti had completed an additional 12 months of service immediately before the date on which his employment is terminated. Under the agreement, a change in control is deemed to have occurred under any of the following circumstances, subject to certain exceptions and limitations: (i) a person becomes the owner of 15% or more of our voting power; (ii) the current members of our Board of Directors (including any new Board members elected by a  2/3 vote approval of those Board members and any new Board members so approved) cease to represent a majority of the Board during any period of 24 months or less; (iii) our stockholders approve a merger or consolidation involving us, other than a merger or consolidation in which the holders of our voting stock prior to the transaction own more than 66 and  2/3% of our voting power or the voting power of the other surviving entity immediately after the completion of the transaction or a merger or consolidation in which no person owns 15% or more of our voting power or the voting power of the other surviving entity immediately after the completion of the transaction;  (iv) our stockholders approve a liquidation or sale of all or substantially all of our assets; or (v) our Board of Directors determines that a change in control of us has otherwise occurred for purposes of the agreement.  A copy of the employment agreement is filed as Exhibit 10.4 to this Form 8-K, the contents of which are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

	10.1	Employment Agreement between Discovery Partners International, Inc. and Michael C. Venuti, Ph.D., dated March 31, 2005.*

	10.2	Form of Stock Issuance Grant Notice.*

	10.3	Second Form of Stock Issuance Agreement.*

	10.4	Change in Control Agreement between the Company and Michael C. Venuti, Ph.D. dated March 31, 2005.*

* Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVERY PARTNERS INTERNATIONAL, INC.

Dated: April 6, 2005	By:	/s/ Craig Kussman
	Name:	Craig Kussman
	Title:	Chief Financial Officer, Senior Vice President, Finance and Administration, Secretary

INDEX TO EXHIBITS

10.1	Employment Agreement between Discovery Partners International, Inc. and Michael C. Venuti, Ph.D., dated March 31, 2005.*

10.2	Form of Stock Issuance Grant Notice.*

10.3	Second Form of Stock Issuance Agreement.*

10.4	Change in Control Agreement between the Company and Michael C. Venuti, Ph.D. dated March 31, 2005.*

* Management contract or compensatory plan or arrangement.